UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
August 8, 2002
(Date of earliest event reported)

VESTA INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	63-1097283
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

3760 River Run Drive	35243
Birmingham, Alabama	(Zip Code)
(Address of principal executive offices)

(205) 970-7000
(Registrant's telephone number, including area code)

Item 5.   Other Events.

On August 8, 2002, the Registrant issued a press release announcing its results for the second quarter of 2002. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
   (c)       Exhibits

                            Exhibit No.          Description
                               99.1                  Press Release dated August 8, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of August 8, 2002.

VESTA INSURANCE GROUP, INC.

By:   /s/   Donald W. Thornton
Its:          Senior Vice President --
              General Counsel and Secretay

EXHIBIT 99.1

FOR IMMEDIATE RELEASE                                                                        Contact:   Charles R. Lambert
                                                                                                                             Manager – Investor Relations
                                                                                                                             (205) 970-7030
                                                                                                                             CLambert@vesta.com

VESTA REPORTS SECOND QUARTER RESULTS

2nd Quarter Revenue Increased by 80% Compared to Prior Year Period

     BIRMINGHAM, Ala. - August 8, 2002 - Vesta Insurance Group, Inc. (NYSE: VTA) today reported, primarily as a result of previously announced catastrophe losses, an operating loss from continuing operations of $1.0 million, or $0.03 per diluted share, for the quarter ending June 30, 2002 compared to operating earnings of $5.8 million, or $0.24 per diluted share, for the corresponding period in 2001. Net premiums written for the quarter were $155.9 million compared to $74.3 million in the second quarter of 2001, a 110% increase. On July 18, Vesta announced that it expected to report an operating loss between $0.02 and $0.05 per share.

     For the six months ended June 30, Vesta reported a net operating loss from continuing operations of $0.6 million, or $0.02 per diluted share, compared to earnings of $7.5 million or $0.33 per diluted share for the first six months of 2001.

     Including non-operating items, the Company reported a net loss from continuing operations of $2.0 million, or $0.06 per diluted share, in the second quarter of 2002 compared to earnings of $7.2 million, or $0.30 per diluted share, in the corresponding period in 2001. For the six months ended June 30, Vesta reported a net loss from continuing operations of $1.1 million or $0.03 per diluted share compared to earnings of $9.8 million or $0.43 per diluted share.

     Vesta incurred a previously announced after-tax charge of $9.5 million in discontinued operations primarily due to the completion of an arbitration with F&G Re and recorded $1.0 million in realized losses, partially due to the Company's $1.0 million pre-tax exposure to WorldCom bonds.

     "Our underlying segment fundamentals improved compared to the first quarter of 2002 and we continued to achieve significant growth," said Norman W. Gayle, III, President. "We are optimistic that these trends will continue and we will begin to achieve our targeted annual run rate of a 10% return on equity from continuing operations in the 3rd or 4th quarters of 2002."

Segment Results

     Vesta's non-standard automobile business continued to grow and produced excellent results. Operating earnings from continuing operations for the non-standard automobile agency and specialty underwriting segments rose by 21% and 33%, respectively, compared to the first quarter of 2002. Both of these segments have grown significantly in the past 9 months and management anticipates continued growth and profitability.

     Vesta's standard property-casualty business reported net written premium of $104.9 million in the first quarter of 2002 compared to $64.8 million in the same period of 2001, a 62% increase. The Company's GAAP combined ratio for its residential property business was 106.6%. Excluding catastrophe losses, the residential property combined ratio was 98.3%. The standard auto combined ratio improved 16 points compared to the first quarter of 2002 to 103.1%. Excluding catastrophes, the standard property-casualty ratio was 98.3% for the quarter and 99.8% for the six months ended June 30, 2002.

     "We are very pleased with the turnaround and improvement of the standard auto results," said Gayle. "As we indicated in the previous quarter, the residential property business is growing significantly and we expect continued attractive underwriting results, barring excessive catastrophes."

     Vesta's life and health segment posted net income of $1.6 million in the quarter. The segment's results were lower than expectations due primarily to higher than anticipated mortality that began in the first quarter and ran into April. The mortality returned to expected levels in May and June.

     During the second quarter, Vesta repurchased 30,100 shares of its common stock at a price between $4.18 and $4.35.

     Vesta's CEO and CFO intend to certify the Company's financial results in the 10-Q that will be filed on or before August 14 as required by the Sarbanes-Oxley Act of 2002.

     Vesta management will hold its quarterly conference call to discuss second quarter 2002 results on August 9, 2002 at 10 AM EST. The conference call will be simultaneously webcast live online through Vesta's corporate website, www.vesta.com and http://www.firstcallevents.com/service/ajwz362385012gf12.html.

About Vesta Insurance Group, Inc.

     Vesta, headquartered in Birmingham, Ala., is a holding company for a group of insurance and financial services companies that offer a wide range of consumer-based products.

     This news release contains statements concerning management's beliefs, plans or objectives for Vesta's future operations or financial performance, including return on equity, segment growth and profitability. These statements, whether expressed or implied, are only predictions and should be considered "forward-looking statements" under applicable securities laws. You should be aware that Vesta's actual operations and financial performance may differ materially from those reflected in these forward-looking statements. The main factor that could affect the forward-looking statements contained herein is that frequency and severity of insured losses in our standard property-casualty segment or specialty underwriting segment could increase beyond expected levels. Please refer to the documents Vesta files from time to time with the Securities and Exchange Commission, specifically Vesta's most recent Form 10-K and Exhibit 99.1 attached thereto, which contains and identifies additional important factors that could cause the actual results to differ materially from those contained in the projections or forward-looking statements.

# # #

                                                                   Vesta Insurance Group, Inc
                                                             2nd Quarter 2002 Segment Comparison
                                                                   (amounts in thousands)

                                                 Life and Health Standard Property-                    Specialty
                                                    Insurance       Casualty           Agency         Underwriting   Corp & Other    Eliminations    Consolidated
                                                  2002    2001     2002     2001     2002    2001     2002    2001   2002    2001     2002   2001    2002    2001
                                                 --------------- ------------------ --------------- ---------------- -------------  -------------- ----------------
Revenues:
     Net premiums written                         $7,562  $7,482 $104,907  $64,773       --      --   $43,384 $2,000                            --  $155,85 $74,255
     (Increase) decrease in unearned premiums         --     --   (24,394)     (67)      --      --   (2,818)      3                            --  (27,212)    (64)
                                                 --------------- ------------------ ---------------- ---------------                 -------------- ----------------

     Net premiums earned                           7,562  7,482    80,513   64,706       --      --   40,566  2,003                             --  128,641  74,191
     Net investment income                         9,338 11,010        --       --       --    $103       --     --  $4,915 $5,997   $(454)     --   13,799  17,110
     Policy fees                                   1,133  1,052     1,290      676                     3,082     --      --     --       --     --    5,505   1,728
     Agents fees and commissions                      --     --        --       --  $26,172     356       --     --      --     --   (5,441)    --   20,731     356
     Other                                           320    183       225      420       --      --    1,628    961   1,626    676       --     --    3,799   2,240
                                                 --------------- ------------------ ---------------- --------------  ---------------  -------------- ----------------

            Total revenues                        18,353 19,727    82,028   65,802   26,172     459   45,276  2,964   6,541  6,673   (5,895)    --  172,475  95,625
Expenses:
     Policyholder benefits                        11,104  8,938        --       --       --      --       --     --      --     --       --     --   11,104   8,938
     Loss and LAE expenses incurred                   --     --    60,046   37,573       --      --   24,190  1,498      --     --       --     --   84,236  39,071
     Policy acquisition expenses                     863  1,934    16,717   14,519       --      --   12,153    421      --     --   (5,441)    --   24,292  16,874
     Operating expenses                            3,551  2,806    10,092    8,043   22,671   1,438    5,757     96   7,450  2,853       --     --   49,521  15,236
     Interest on debt                              1,588  2,198        --       --      454      --       --     --   2,307  2,289     (454)    --    3,895   4,487
     Goodwill and other intangible amortization       --     --        --       --       --      --       --     --      84    969       --     --       84     969
                                                 --------------- ------------------ ---------------- --------------- --------------  -------------- ----------------

            Total expenses                        17,106 15,876    86,855   60,135   23,125   1,438   42,100  2,015   9,841  6,111   (5,895)    --  173,132  85,575

Income (loss) from continuing operations before income taxes deferrable capital securities,
     and minority interest                         1,247  3,851    (4,827)   5,667    3,047    (979)   3,176    949  (3,300)   562       --     --     (657) 10,050
Income taxes (benefit)                               436  1,062    (1,689)   2,210    1,066    (343)   1,112    332  (1,155)   196       --     --     (230)  3,457
Deferrable capital securities, net of tax             --     --        --       --       --      --       --     --     322    383       --     --      322     383
Minority interest in subsidiary, net of tax          115    717        --       --      182    (305)      --     --      --     --       --     --      297     412
                                                 --------------- ------------------ ---------------- --------------- --------------  -------------- ----------------

            Net operating earnings (loss)*          $696 $2,072  $(3,138)   $3,457   $1,799   $(331)  $2,064   $617  $(2,467) $(17)      --     --   $(1,046 $5,798
                                                 =============== ================== ================ =============== ==============  ============== ================

            Realized gains (loss), net of tax
             and minority interest                  919    296                                                       (1,892) 1,121                   $ (973) $1,417
                                                 --------------- ----------------- ----------------- ------------------------------  -------------- ----------------
            Net income (loss) from continuing
             operations                          $1,615 $2,368  $(3,138) $ 3,457   $1,799  $ (331) $ 2,064  $ 617 $ (4,359$  1,104      --     --  $ (2,019  $7,215
                                                 =============== ================ ================== ============== ===============  ============== ================

           *Excludes realized investment gains and losses

                                                                 Vesta Insurance Group, Inc
                                                                2002 YTD Segment Comparison
                                                                   (amounts in thousands)

                                                 Life and Health Standard Property-                    Specialty
                                                    Insurance       Casualty           Agency         Underwriting   Corp & Other    Eliminations    Consolidated
                                                  2002    2001     2002     2001     2002    2001     2002    2001   2002    2001     2002   2001    2002    2001
                                                 --------------- ------------------ --------------- ---------------- -------------  -------------- ----------------
Revenues:
     Net premiums written                        $15,636 $14,947 $202,627 $116,998      --      --  $88,687 $3,522                             --   $306,950 $135,467
     (Increase) decrease in unearned premiums         --     --   (54,271)   4,555      --      --  (12,247)  (436)                            --    66,518)    4,119
                                                 --------------- ------------------ ---------------- ---------------                 -------------- -----------------

     Net premiums earned                          15,636 14,947   148,356  121,553       --      --   76,440  3,086                             --   240,432 139,586
     Net investment income                        18,757 21,790        --       --       --   $ 260       --     --  $ 9,297 $10,663 $ (574)    --    27,480  32,713
     Policy fees                                   2,116  1,950     2,592    1,031                     4,215     --       --     --      --     --     8,923   2,981
     Agents fees and commissions                      --     --        --       --  $49,760     798       --     --       --     --  (10,649)   --    39,111     798
     Other                                           657    235       225      420       --      --    3,236  1,804    3,055   1,485      --    --     7,173   3,944
                                                 --------------- ----------------- ----------------- --------------- --------------- -------------- -----------------

            Total revenues                        37,166 38,922   151,173  123,004   49,760   1,058   83,891  4,890   12,352 12,148  (11,223)   --   323,119 180,022
Expenses:
     Policyholder benefits                        21,749 16,995        --       --       --      --       --     --       --     --      --     --    21,749  16,995
     Loss and LAE expenses incurred                   --     --   107,125   75,475       --      --   47,805  2,297       --     --      --     --   154,930  77,772
     Policy acquisition expenses                   2,486  4,024    32,132   26,577       --      --   21,471    643       --     --  (10,649)   --    45,440  31,244
     Operating expenses                            6,837  6,567    19,264   14,405   43,407   2,827    9,053    157   13,713  5,933      --     --    92,274  29,889
     Interest on debt                              3,164  4,628        --       --      574      --       --     --    4,682  4,517    (574)    --     7,846   9,145
     Goodwill and other intangible amortization       --     --        --       --       --      --       --     --      168  1,495      --     --       168   1,495
                                                 --------------- ----------------- ----------------- --------------- --------------- -------------- -----------------

            Total expenses                        34,236 32,214   158,521  116,457   43,981   2,827   78,329  3,097   18,563 11,945  (11,223)   --   322,407 166,540

Income (loss) from continuing operations before income taxes deferrable capital securities,
     and minority interest                         2,930  6,708     (7,348)   6,547    5,779  (1,769)   5,562  1,793   (6,211)   203      --     --       712  13,482
Income taxes (benefit)                             1,025  2,050     (2,571)   2,577    2,022    (619)   1,947    628   (2,174)    70      --     --       249   4,706
Deferrable capital securities, net of tax             --     --        --       --       --      --       --     --      451     766      --     --       451     766
Minority interest in subsidiary, net of tax          151  1,108        --       --      427    (552)      --     --       --      --      --     --       578     556
                                                 --------------- ----------------- ----------------- --------------- --------------- -------------- -----------------

            Net operating earnings (loss)*       $ 1,754 $ 3,550 $ (4,777) $ 3,970  $ 3,330  $ (598) $ 3,615 $ 1,165 $ (4,488) $(633)     --     --    $ (566)$ 7,454
                                                 =============== ================= ================= =============== =============== ============== =================

            Realized gains (loss),
             net of tax and minority interest      1,262    551                                                        (1,799) 1,840                   $ (537)$ 2,391
                                                 --------------- ----------------- ----------------- --------------- --------------- -------------- -----------------
            Net income (loss) from continuing
                operations                        $3,016 $4,101  $(4,777) $ 3,970  $ 3,330  $ (598) $ 3,615 $ 1,165  $(6,287) $1,207     --     --    $ (1,103)$ 9,845
                                                 =============== ================= ================= =============== =============== ============== =================

 *Excludes realized investment gains and losses

                                            Vesta Insurance Group, Inc
                                               Second Quarter Results
                                    (amounts in thousands, except share data)

                                                                   3 Months Ended June 30,      6 Months Ended June 30,
                                                                  2002           2001             2002           2001
                                                               ------------  -------------     ------------  -------------
Revenues:
    Net premiums written                                         $ 155,853       $ 74,255        $ 306,950      $ 135,467
    (Increase) decrease in unearned premiums                       (27,212)           (64)         (66,518)         4,119
                                                               ------------  -------------     ------------  -------------

    Net premiums earned                                            128,641         74,191          240,432        139,586
    Net investment income                                           13,799         17,110           27,480         32,713
    Policy fees                                                      5,505          1,728            8,923          2,981
    Agents fees and commissions                                     20,731            356           39,111            798
    Other                                                            3,799          2,240            7,173          3,944
                                                               ------------  -------------     ------------  -------------

            Total revenues                                         172,475         95,625          323,119        180,022
Expenses:
    Policyholder benefits                                           11,104          8,938           21,749         16,995
    Loss and LAE expenses incurred                                  84,236         39,071          154,930         77,772
    Policy acquisition expenses                                     24,292         16,874           45,440         31,244
    Operating expenses                                              49,521         15,236           92,274         29,889
    Interest on debt                                                 3,895          4,487            7,846          9,145
    Goodwill and other intangible amortization                          84            969              168          1,495
                                                               ------------  -------------     ------------  -------------

            Total expenses                                         173,132         85,575          322,407        166,540

Income (loss) from continuing operations before income taxes,
    deferrable capital securities, and minority interest              (657)        10,050              712         13,482
Income taxes                                                          (230)         3,457              249          4,706
Deferrable capital securities, net of tax                              322            383              451            766
Minority interest in subsidiary, net of tax                            297            412              578            556
                                                               ------------  -------------     ------------  -------------

            Net operating earnings (loss)                           (1,046)         5,798             (566)         7,454

Realized gains (losses), net of tax and minority interest             (973)         1,417             (537)         2,391

            Net income (loss) from continuing operations            (2,019)         7,215           (1,103)         9,845

Loss from discontinued operations, net of tax                       (9,464)          (163)          (9,528)          (158)
Extraordinary gain on debt extinguishments, net of tax                   -              -              210              -

Net income (loss)                                                  (11,483)         7,052          (10,421)         9,687
Gain on redemption of preferred securities                               -              -                -            565
Preferred stock dividend                                                 -              -                -           (163)
                                                               ------------  -------------     ------------  -------------

Income (loss) available to common shareholders                   $ (11,483)       $ 7,052        $ (10,421)      $ 10,089
                                                               ============  =============     ============  =============

    Weighted average diluted shares outstanding for the period      33,780         24,282           33,394         22,731
    Net operating earnings (loss) from continuing operations
       earnings per share                                          $ (0.03)        $ 0.24          $ (0.02)        $ 0.33
    Realized gains (losses) per share                              $ (0.03)        $ 0.06          $ (0.02)        $ 0.11
    Net income (loss) from continuing operations per share         $ (0.06)        $ 0.30          $ (0.03)        $ 0.43
    Income (loss) available to common shareholders per share       $ (0.34)        $ 0.29          $ (0.31)        $ 0.45

                                                    Vesta Insurance Group, Inc
                                                Condensed Consolidated Balance Sheet
                                                     (amounts in thousands)

                                                                           June 30, 2002          March 31, 2002
                                                                        --------------------  ------------------------
Assets:

       Invested assets                                                          $ 1,088,052               $ 1,037,229
       Cash                                                                          36,566                    21,781
       Other assets                                                                 934,576                   889,977
                                                                        --------------------  ------------------------

                   Total assets                                                 $ 2,059,194               $ 1,948,987
                                                                        ====================  ========================

Liabilities:

       Future policy benefits                                                     $ 681,222                 $ 689,004
       Losses and loss adjustment expenses                                          320,202                   298,661
       Unearned premiums                                                            293,915                   271,225
       Debt                                                                         103,768                   104,752
       Other liabilities                                                            385,464                   304,940
                                                                        --------------------  ------------------------

                   Total liabilities                                              1,784,571                 1,668,582

Deferrable capital securities                                                        22,445                    22,445
Stockholders' equity                                                                252,178                   257,960
                                                                        --------------------  ------------------------

                   Total liabilities and stockholders' equity                   $ 2,059,194               $ 1,948,987
                                                                        ====================  ========================

                   Equity per share                                                  $ 7.06                    $ 7.22

                   Equity per share excluding unrealized                               6.86                      7.18
                                investment gains and losses

                   Shares Outstanding at period end*                                 35,696                    35,726

                   * Excludes shares in the Vesta Agents Stock Incentive Plan Trust